                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                               (Amendment No. 1)

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934
       Date of report (Date of earliest event reported): October 11, 1999

                            BIG FLOWER HOLDINGS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    DELAWARE                        0-29474                      13-3971556
----------------                  ------------               -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
 incorporation)

3 EAST 54th STREET, NEW YORK, NEW YORK                                  10022
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (212) 521-1600


Item 5. OTHER EVENTS.

         On October 11, 1999, Big Flower Holdings, Inc., a Delaware corporation (the "Company"), entered into an Amended and Restated Agreement and Plan of Merger (the "Revised Merger Agreement") with BFH Merger Corp., a Delaware corporation ("MergeCo"). The Revised Merger Agreement provides for the payment to the Company's public stockholders of all cash consideration of $31.50 per share of common stock.

         The Company's Board of Directors has set October 22, 1999 as the record date for the Annual Stockholders Meeting to consider and vote upon a proposal to adopt the Revised Merger Agreement.

         A copy of the Revised Merger Agreement is attached hereto as Exhibit 2 and is incorporated herein by reference.

         A copy of the press release announcing the signing of the Revised Merger Agreement, issued by the Company on October 11, 1999, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibits are filed as part of this report on Form 8-K:

2 Amended and Restated Agreement and Plan of Merger, dated as of October 11, 1999, between BFH Merger Corp. and Big Flower Holdings, Inc.*

99 Text of Press Release, dated October 11, 1999, issued by Big Flower Holdings, Inc.**


--------------------
*   Filed herein.

** Previously filed with the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 15, 1999               BIG FLOWER HOLDINGS, INC.

                                      By: /s/ Irene B. Fisher
                                          --------------------------------
                                          Irene B. Fisher
                                          Vice President and
                                            Associate General Counsel

                                  EXHIBIT INDEX

         Exhibit                              Description

            2 Amended and Restated Agreement and Plan of Merger, dated as of October 11, 1999, between BFH Merger Corp. and Big Flower Holdings, Inc.*

           99 Press Release, dated October 11, 1999, issued by Big Flower Holdings, Inc.**


--------------------
*   Filed herein.

** Previously filed with the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 12, 1999.